UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 4, 2013, at the Annual Meeting of Stockholders (the “Annual Meeting”) of BGC Partners, Inc. (the “ Company”), the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Long Term Incentive Plan (the “Equity Plan”) to increase from 150 million to 200 million the aggregate number of shares of the Company’s Class A common stock that may be delivered or cash settled pursuant to awards granted during the life of the Equity Plan.

For a description of the terms and conditions of the Equity Plan, as amended and restated and approved by the Company’s stockholders at the Annual Meeting, see Description of the Equity Plan under Proposal 2 – Approval of the Fourth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan, in the Company’s proxy statement for the Annual Meeting, which description is incorporated herein by reference. The description of the Equity Plan contained in the proxy statement is qualified in its entirety by reference to the full text of the Equity Plan, as amended and restated, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The following matters were voted upon at the Annual Meeting:

(1)	The election of four directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified; and

(2)	The approval of the Fourth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan.

For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.

At the Annual Meeting, holders of Class A common stock were entitled to one vote per share, and holders of Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on all matters submitted to a vote of stockholders. The number of votes cast for and against and the number of withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 - Election of Directors

Directors	For	Withheld	Broker Non- Votes
Howard W. Lutnick	392,148,928	14,398,623	74,507,334
John H. Dalton	383,179,191	23,368,360	74,507,334
Stephen T. Curwood	383,207,722	23,339,829	74,507,334
Albert M. Weis	383,076,226	23,471,325	74,507,334

The four nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Proposal 2 - Approval of the Fourth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non- Votes

372,489,212	33,363,769	694,570	74,507,334

Stockholders approved the Fourth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: June 5, 2013	By:	/S/ HOWARD W. LUTNICK
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated June 5, 2013, regarding the Company’s 2013

Annual Meeting of Stockholders.]

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan